                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                            A. O. Smith Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                          [AO SMITH CORPORATION LOGO]

                                P.O. BOX 245009
                            MILWAUKEE, WI 53224-9509

                           NOTICE AND PROXY STATEMENT

                 NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

     PLEASE TAKE NOTICE that the annual meeting of the stockholders of A. O. SMITH CORPORATION will be held on Monday, April 8, 2002, at 10:30 A.M., Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, for the following purposes:

     (1) To elect six directors chosen by the holders of Class A Common Stock.

     (2) To elect two directors chosen by the holders of Common Stock.

     (3) To approve the adoption of the A. O. Smith Combined Executive Incentive Compensation Plan and reservation of 1,500,000 shares of Common Stock under the Plan.

     (4) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2002.

     (5) To transact such other business and act upon such other matters which may properly come before the meeting or any adjournments thereof.

     Only holders of record of the Class A Common Stock and the Common Stock of the Company at the close of business on February 27, 2002, will be entitled to notice of and to vote at the meeting. The list of stockholders entitled to vote at the meeting will be available at our offices at 11270 West Park Place, Milwaukee, Wisconsin, as of March 22, 2002, for examination by stockholders for purposes related to the meeting.

     YOU ARE INVITED TO ATTEND THE MEETING IN PERSON; HOWEVER, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE TAKE A FEW MINUTES TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ARE A SHARE HOLDER OF RECORD (YOUR SHARES ARE IN YOUR NAME), THEN YOU ALSO MAY VOTE YOUR SHARES VIA THE TELEPHONE BY ACCESSING THE TOLL-FREE NUMBER INDICATED ON YOUR PROXY CARD OR VIA THE INTERNET BY ACCESSING THE WORLDWIDE WEBSITE INDICATED ON YOUR PROXY CARD. IF YOU ATTEND THE MEETING, THEN YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. YOUR ATTENTION IS DIRECTED TO THE PROXY STATEMENT ENCLOSED WITHIN.
                                            W. David Romoser
                                            Secretary
March 4, 2002

                          [AO SMITH CORPORATION LOGO]
                 ----------------------------------------------

                                P.O. BOX 245009
                            MILWAUKEE, WI 53224-9509
                 ----------------------------------------------

                                PROXY STATEMENT
                              GENERAL INFORMATION

     This proxy statement is furnished to stockholders of A. O. Smith Corporation (the "Company") in connection with the solicitation by its Board of Directors of proxies for use at the annual meeting of stockholders of the Company to be held on April 8, 2002, at 10:30 A.M., Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware.

     The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on February 27, 2002 (the "Record Date"). As of the Record Date, the Company had issued 8,686,484 shares of Class A Common Stock, par value $5 per share, 8,653,889 shares of which were outstanding and entitled to one vote each for Class A Common Stock directors and other matters. As of the Record Date, the Company had issued 23,862,878 shares of Common Stock, par value $1 per share, 15,173,769 shares of which were outstanding and entitled to one vote each for Common Stock directors and one-tenth (1/10) vote each for other matters.

     The Notice of 2002 Annual Meeting of Stockholders, this proxy statement, form of proxy card and the Company's 2001 Annual Report are being mailed on or about March 4, 2002, to each stockholder of the Company at the holder's address of record.

     Under the Company's Restated Certificate of Incorporation, as long as the number of outstanding shares of Common Stock is at least 10% of the aggregate number of outstanding shares of Class A Common Stock, the holders of the Class A Common Stock and holders of the Common Stock vote as separate classes in the election of directors. The holders of the Common Stock are entitled to elect, as a class, 25% of the entire Board of Directors of the Company, and the holders of Class A Common Stock are entitled to elect the remainder of the Board. Stockholders are entitled to one vote per share in the election of directors for their class of stock.

     A majority of the outstanding shares entitled to vote must be represented in person or by proxy at the meeting in order to constitute a quorum for purposes of holding the annual meeting. The voting by stockholders at the meeting is conducted by the inspectors of election. Abstentions and broker nonvotes are counted as present in determining whether the quorum requirement is met.

     Directors are elected by a plurality of the votes cast, by proxy or in person, with the holders voting as separate classes. A plurality of votes means that the nominees who receive the greatest number of votes cast are elected as directors. Consequently, any shares that are not voted, whether by abstention, broker nonvotes or otherwise, will have no effect on the election of directors.

     For all other matters considered at the meeting, both classes of stock vote together as a single class, with the Class A Common Stock entitled to one vote per share and the Common Stock entitled to one-tenth (1/10) vote per share. Each such other matter is approved if a majority of the votes present or represented at the meeting are cast in favor of the matter. On such other matters, an abstention will have the same effect as a "no" vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker nonvote will have no effect on the vote.

     The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company. A proxy may be revoked by the person giving it at any time before the exercise thereof by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or by attending the meeting and voting in person. All valid proxies not revoked will be voted unless marked to abstain. Where a choice is specified on a proxy, the shares represented by such proxy will be voted in accordance with the specification made. If no instruction is indicated, then the shares will be voted FOR proposals (1) through (4) set forth in the accompanying notice.

     The cost of soliciting proxies, including preparing, assembling and mailing the notice of meeting, proxy statement, form of proxy and other soliciting materials, as well as the cost of forwarding such material to the beneficial owners of stock, will be paid by the Company. In addition to solicitation by mail, directors, officers, regular employees of the Company and others may also, but without compensation other than their regular compensation, solicit proxies personally or by telephone or other means of electronic communication. The Company may reimburse brokers and others holding stock in their names or in the names of nominees for their reasonable out-of-pocket expenses in sending proxy material to principals and beneficial owners.

     Pursuant to the rules of the Securities and Exchange Commission, services that deliver the Company's communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of the Company's 2001 Annual Report and this proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the Company's 2001 Annual Report to and/or this proxy statement to any stockholder at a shared address to which a single copy of each document was delivered. Stockholders may notify the Company of their requests by calling or writing Craig Watson, Director of Investor Relations, A. O. Smith Corporation, P.O. Box 245008, Milwaukee, Wisconsin 53224-9508; (414) 359-4009.

                               TABLE OF CONTENTS

PRINCIPAL STOCKHOLDERS......................................      4
ELECTION OF DIRECTORS.......................................      5
BOARD COMMITTEES............................................      6
DIRECTOR COMPENSATION.......................................      7
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT..............      8
EXECUTIVE COMPENSATION......................................      9
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
  PARTICIPATION.............................................     12
BOARD PERSONNEL AND COMPENSATION COMMITTEE REPORT ON
  EXECUTIVE COMPENSATION....................................     12
PERFORMANCE GRAPH...........................................     15
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE
  ACT.......................................................     16
APPROVE THE ADOPTION OF THE A. O. SMITH COMBINED EXECUTIVE
  INCENTIVE COMPENSATION PLAN...............................     16
REPORT OF THE AUDIT COMMITTEE...............................     22
APPOINTMENT OF INDEPENDENT AUDITORS.........................     23
DATE FOR STOCKHOLDER PROPOSALS..............................     23
EXHIBIT A...................................................     24

                             PRINCIPAL STOCKHOLDERS

     The following table shows persons who may be deemed to be beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of any class of the Company's stock. Unless otherwise noted, the table reflects beneficial ownership as of December 31, 2001.

                                     NAME AND ADDRESS            AMOUNT AND NATURE OF   PERCENT
TITLE OF CLASS                     OF BENEFICIAL OWNER           BENEFICIAL OWNERSHIP   OF CLASS
--------------                     -------------------           --------------------   --------
Class A                     Smith Investment Company*                 8,067,252          93.22%
Common Stock                P.O. Box 245011
                            Milwaukee, WI 53224-9511(1)

Common Stock                Smith Investment Company                  1,559,076(2)       10.30%(2)
                            P.O. Box 245011
                            Milwaukee, WI 53224-9511(1)

Common Stock                Dimensional Fund Advisors Inc.            1,182,494(3)        7.81%
                            1299 Ocean Avenue, 11th Floor
                            Santa Monica, CA 90401

Common Stock                Perkins, Wolf, McDonnell & Company        1,980,480(4)       13.09%
                            310 S. Michigan Ave., Suite 2600
                            Chicago, IL 60604

Common Stock                T. Rowe Price Associates Inc.             1,734,100(5)       11.46%
                            100 East Pratt Street
                            Baltimore, MD 21202

---------------
(1) Arthur O. Smith and Lloyd B. Smith are co-filers with Smith Investment Company on the Schedule 13G that Smith Investment Company has filed with the Securities and Exchange Commission.

(2) Pursuant to the Company's Restated Certificate of Incorporation, Class A Common Stock is convertible at any time at the option of the holder into Common Stock on a share-for-share basis. For purposes of computing beneficial ownership of SICO's Common Stock, assuming that all Class A Common Stock held by SICO was converted into Common Stock, SICO's beneficial ownership of the Common Stock is 9,626,328 shares, which represents 41.5% of the class of Common Stock.

(3) Dimensional Fund Advisors Inc. has sole voting power and sole dispositive power with respect to 1,182,494 shares.

(4) Perkins, Wolf, McDonnell & Company ("Perkins") has sole voting power and sole dispositive power with respect to 15,500 shares and shared voting power and shared dispositive power with respect to 1,964,980 shares. Perkins manages the Berger Small Cap Value Fund which, in a separate 13G filing, reports ownership of 1,850,000 shares of A. O. Smith Common Stock. These shares are included in the Perkins 13G filing.

(5) These securities are owned by various individual and institutional investors, including T. Rowe Small-Cap Stock Fund, Inc. (which owns 1,006,500 shares, representing 6.65% of the shares outstanding). T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

 * Throughout the balance of the proxy statement, Smith Investment Company is referred to as "SICO".

     Information on beneficial ownership is based upon Schedules 13D or 13G filed with the Securities and Exchange Commission and any additional information that any beneficial owners may have provided to the Company.

                             ELECTION OF DIRECTORS

     Eight directors are to be elected to serve until the next succeeding annual meeting of stockholders and thereafter until their respective successors shall be duly elected and qualified. Owners of Class A Common Stock are entitled to elect six directors and owners of Common Stock are entitled to elect the two remaining directors.

     It is intended that proxies hereby solicited will be voted for the election of the nominees named below. Proxies will not be voted for a greater number of persons than the eight nominees named below. All nominees have consented to being named in the proxy statement and to serve if elected. If any nominee for election as a director shall become unavailable to serve as a director, then proxies will be voted for such substitute nominee as the Board of Directors may nominate.

     The following information has been furnished to the Company by the respective nominees for director. Each nominee has been principally engaged in the employment indicated for the last 5 years unless otherwise stated.

NOMINEES -- CLASS A COMMON STOCK

     GLEN R. BOMBERGER -- Retired Executive Vice President, A. O. Smith Corporation.

     Mr. Bomberger, 64, became a director in 1986. He was an executive vice president from 1986 through April, 2001. He was chief financial officer from 1986 to 2000. He is the chairperson of the Investment Policy Committee of the Board. Mr. Bomberger joined the Company in 1960. He is a director of SICO.

     RONALD D. BROWN -- Chairman, President and Chief Executive Officer, Milacron Inc.

     Mr. Brown, 48, was elected a director of the Company in 2001. On June 1, 2001, Mr. Brown was named chairman, president and chief executive officer of Milacron Inc. He served as president and chief operating officer of Milacron Inc. since September, 1999 and has been on its Board of Directors since November, 1999. Mr. Brown served as chief financial officer of Milacron Inc. from 1993 through 1999. He joined Milacron Inc. in 1980. Milacron is a global leader in plastic processing and metalworking technologies.

     ROBERT J. O'TOOLE -- Chairman of the Board, President and Chief Executive Officer.

     Mr. O'Toole, 61, became chairman of the board in 1992. He is a member of the Investment Policy Committee of the Board. He was elected chief executive officer in March, 1989. He was elected president, chief operating officer and a director in 1986. Mr. O'Toole joined the Company in 1963. He is a director of Briggs & Stratton Corporation and Factory Mutual Insurance Company.

     DR. AGNAR PYTTE -- President Emeritus, Case Western Reserve University.

     Dr. Pytte, 69, was elected a director of the Company in 1991. He is a member of the Audit Committee of the Board. He became the president of Case Western Reserve University in July, 1987 and retired on June 30, 1999. Prior to July, 1987, Dr. Pytte was the provost at Dartmouth College where he held other academic positions since 1958. He is now adjunct professor at Dartmouth College. Dr. Pytte is also a director of The Goodyear Tire & Rubber Company.

     BRUCE M. SMITH -- Chairman of the Board, President and Chief Executive Officer of Smith Investment Company.

     Mr. Smith, 53, has been a director of the Company since 1995. He is a member of the Investment Policy Committee and the Personnel and Compensation Committee of the Board. He was elected chairman and chief executive officer of SICO on January 29, 1999, and was elected president of SICO in 1993. SICO is a diversified company which, through its wholly-owned subsidiaries, is involved in multicolor printing and related services and commercial warehousing, trucking and packaging. He was executive vice president of A. O. Smith Water Products Company, a division of the Company, from 1991 through June, 1993 and managing director of A. O. Smith Electric Motors (Ireland) Ltd., a subsidiary of the Company, from 1988 to 1991. Mr. Smith originally joined the Company in 1978. Mr. Smith is a director of SICO. Mr. Smith is a first cousin of Mr. Mark D. Smith.

     MARK D. SMITH -- Business Manager, Strattec Security Corporation.

     Mr. Smith, 40, was elected a director of the Company in 2001. He is a member of the Audit Committee of the Board. He has served as a product business manager for Strattec Security Corporation since 1997. Strattec Security Corporation designs, develops, manufactures and markets mechanical locks, electro-mechanical locks and related security products for major automotive manufacturers. From 1994 to 1997 Mr. Smith was an operations manager of A. O. Smith Automotive Products Company, a former division of the Company. Mr. Smith is a first cousin of Mr. Bruce M. Smith.

NOMINEES -- COMMON STOCK

     WILLIAM F. BUEHLER -- Retired Vice Chairman of the Board of Directors, Xerox Corporation.

     Mr. Buehler, 62, was elected a director of the Company in 1998. He is the chairperson of the Personnel and Compensation Committee of the Board. Mr. Buehler was named vice chairman of the board of directors and president - Industry Solutions Operations of Xerox Corporation from April of 1999 through 2000. He joined Xerox Corporation in 1991 as executive vice president and chief staff officer. Xerox Corporation is a leader in the global document market, providing document solutions that enhance business productivity. Prior to joining Xerox, he spent 27 years with AT&T Corporation. Mr. Buehler is a director of Quest Diagnostics.

     KATHLEEN J. HEMPEL -- Former Vice Chairman and Chief Financial Officer, Fort Howard Corporation.

     Ms. Hempel, 51, was elected a director of the Company in 1998. She is the chairperson of the Audit Committee of the Board. Ms. Hempel was vice chairman and chief financial officer of Fort Howard Corporation from 1992 until its merger into Fort James Corporation in 1997. Ms. Hempel joined Fort Howard Corporation in 1973. Fort Howard Corporation manufactured paper and paper products. She is also a director of Oshkosh Truck Corporation, Whirlpool Corporation, Kennametal Corporation, Actuant Corporation and Visteon Corporation.

                                BOARD COMMITTEES

     The Board of Directors of the Company serves as a committee of the whole for designating nominees for election as director. The Board of Directors will consider written recommendations directed to the Chairman from stockholders concerning nominees for Director. The Board of Directors has three standing committees: the Personnel and Compensation Committee, the Investment Policy Committee and the Audit Committee. In 2001, the Personnel and Compensation Committee held two meetings, the Investment Policy Committee held four meetings and the Audit Committee met three times. The Personnel and Compensation Committee is responsible for establishing and administering the Company's compensation and benefit plans for officers, executives and management employees, including the determination of eligibility for participation in such plans. It determines the compensation to be paid to officers and certain other selected executives. The Investment Policy Committee is responsible for investment policy and certain other matters for all Company retirement funds and other employee benefit funds. The Audit Committee recommends the firm that will act as independent auditors for the Company and has the responsibility to review audit procedures and the internal controls of the Company. The Audit Committee operates under a charter which was approved by the Board of Directors. The Board of Directors has determined that the members of the Audit Committee are independent as defined by the applicable regulatory bodies.

                             DIRECTOR COMPENSATION

     With respect to fiscal 2001, directors received an annual retainer, paid quarterly, in the amount of $20,000 and the award of shares of Common Stock with a market value of $10,000 on the date of its award. Directors also received $1,200 for attendance at each board meeting, plus expenses and received $500 for each telephonic (special) board meeting. Each Audit and Personnel and Compensation Committee member received $3,000, and the chairperson of each received $4,000 annually; committee members also received $1,000 per meeting, plus expenses. Each Investment Policy Committee member received $3,000, and the chairperson received $4,000 annually; committee members also received $2,000 per meeting, plus expenses. Directors who are employees of the Company are not compensated for service as directors or committee members or for attendance at board or committee meetings. During 2001, a total of five regular meetings and one special meeting of the Board of Directors were held; all directors attended at least 75% of the number of board meetings and committee meetings, in the aggregate, on which the director served as a member.

     Certain directors have elected to defer payment of their fees and receipt of Common Stock shares under the Corporate Directors' Deferred Compensation Plan (the "Directors' Plan"). The Directors' Plan allows directors to defer all or a portion (not less than 50%) of their fees until any date, but not later than the year in which age 71 is attained. Payments can be made in a lump sum or in not more than ten annual installments.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table shows, as of December 31, 2001, the Class A Common Stock and Common Stock of the Company and the Class A Common Stock and Common Stock options exercisable on or before February 22, 2002, beneficially owned by each director, each nominee for director, each named executive officer in the Summary Compensation Table and by all directors and executive officers as a group.

                                                                        AMOUNT AND NATURE OF           PERCENT
                   NAME                       TYPE OF STOCK**         BENEFICIAL OWNERSHIP(1)          OF CLASS
                   ----                       ---------------         -----------------------          --------
W. Michael Barnes                             Common Stock                      866 shares                  *
John A. Bertrand                              Common Stock                  161,550 shares(2)            1.07%
Glen R. Bomberger                             Common Stock                  315,510 shares               2.09%
Ronald D. Brown                               Common Stock                      185 shares                  *
William F. Buehler                            Common Stock                    3,752 shares                  *
Kathleen J. Hempel                            Common Stock                    3,416 shares                  *
Kenneth W. Krueger                            Common Stock                   77,300 shares(2)               *
Ronald E. Massa                               Common Stock                  141,381 shares(2)               *
Robert J. O'Toole                             Common Stock                1,174,520 shares(2)            7.76%
Dr. Agnar Pytte                               Common Stock                    7,184 shares                  *
W. David Romoser                              Common Stock                  154,166 shares(2)            1.02%
Bruce M. Smith(3)                             Common Stock                    2,264 shares                  *
Mark D. Smith(3)                              Common Stock                      520 shares                  *
All 21 Directors, Nominees and Executive
  Officers as a Group                         Common Stock                2,625,466 shares(2)           17.35%

---------------
*   Represents less than one percent.

** None of the directors, nominees and executive officers have beneficial ownership of Class A Common Stock (see footnote 3 below).

(1) Except as otherwise noted, all securities are held with sole voting and sole dispositive power.

(2) Includes 845,950; 134,775; 77,300; 121,000; 144,750; and 2,095,050 shares of
    Common Stock subject to options exercisable on or before February 22, 2002, respectively for Messrs. O'Toole, Massa, Krueger, Romoser and Bertrand and for all directors and executive officers as a group. Please refer to the Option Grants and Option Exercise Tables for additional stock option information.

(3) Excludes shares beneficially owned by SICO.

                             EXECUTIVE COMPENSATION

     The SUMMARY COMPENSATION TABLE reflects all compensation awarded to, earned by or paid to each of the Company's five most highly compensated executive officers, including the chief executive officer, during fiscal year 2001, as well as all compensation awarded, earned or paid in the two previous fiscal years.

--------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                                             LONG-TERM
ANNUAL COMPENSATION                                                                         COMPENSATION
-----------------------------------------------------------------------------------------   ------------
                                                                                               AWARDS
                                                                                            ------------
                                                                             OTHER ANNUAL     OPTIONS       ALL OTHER
NAME AND                                                                     COMPENSATION     GRANTED      COMPENSATION
PRINCIPAL POSITION                          YEAR   SALARY($)(1)   BONUS($)      ($)(2)         (#)(3)         ($)(4)
------------------                          ----   ------------   --------   ------------   ------------   ------------
Robert J. O'Toole                           2001     773,000      235,000       63,308        181,800         26,572
  Chairman, President and                   2000     733,000      600,000       89,395        196,900         62,046
  Chief Executive Officer                   1999     693,000      955,000       84,038         59,500        230,726

Ronald E. Massa
  Senior Vice President &
  President of A. O. Smith                  2001     288,583      210,000       17,713         46,300         10,237
  Water Products Company,                   2000     275,583      120,000       20,269         50,200         56,075
  a division of the Company                 1999     262,583      200,000       22,919         15,200         65,433

Kenneth W. Krueger                          2001     295,417       51,000       21,994         46,300         16,458
  Senior Vice President &                   2000     114,433      200,000        2,912         77,300        139,265
  Chief Financial Officer                   1999      N/A           N/A         N/A            N/A            N/A

W. David Romoser                            2001     259,000       44,000       24,018         32,200          8,560
  Vice President, General                   2000     257,000      115,000       25,342         34,900         12,629
  Counsel and Secretary                     1999     245,000      185,000       24,539         10,500         46,563

John A. Bertrand                            2001     295,000            0       29,062              0         10,282
  Senior Vice President                     2000     282,500      120,000       38,908         50,200         12,519
                                            1999     255,000      250,000       42,245         15,200         33,610

--------------------------------------------------------------------------------
(1)  Includes amounts earned during 2001 even if deferred.

(2)  Reflects amounts of tax reimbursements in 2001.

(3)  See footnote (1) in Option Grants Table as to grants in 2001.

(4) All Other Compensation for 2001 includes the amounts of: (a) Company contributions under the Profit Sharing Retirement Plan (a 401(k) plan) and accruals under the Supplemental Benefit Plan for the 401(k) plan, and (b) the amount of premiums paid by the Company for the benefit of such persons for certain split dollar post retirement life insurance policies. The amounts paid in 2001 are as follows: Mr. O'Toole -- (a) $18,260 and (b) $8,312; Mr. Massa -- (a) $6,817 and (b) $3,420; Mr. Krueger -- (a) $6,978
     and (b) $9,480; Mr. Romoser -- (a) $6,118 and (b) $2,442; and Mr.
     Bertrand -- (a) $6,968 and (b) $3,314.

                              STOCK OPTION GRANTS

     The table below reflects the stock option grants made under the Long-Term Executive Incentive Compensation Plan to the five named executive officers during 2001.

--------------------------------------------------------------------------------
                              OPTION GRANTS TABLE
--------------------------------------------------------------------------------

                             Option Grants in 2001

                                                                                           POTENTIAL REALIZABLE VALUE AT
                                                                                              ASSUMED ANNUAL RATES OF
                                                                                             STOCK PRICE APPRECIATION
                                   INDIVIDUAL GRANTS                                            FOR OPTION TERM(2)
----------------------------------------------------------------------------------------   -----------------------------
                                                         % OF
                                                         TOTAL
                                                        OPTIONS
                                           OPTIONS      GRANTED    EXERCISE
                                          GRANTED(1)    TO ALL      PRICE     EXPIRATION        5%              10%
                  NAME                       (#)       EMPLOYEES    ($/SH)       DATE           ($)             ($)
                  ----                    ----------   ---------   --------   ----------   -------------   -------------
Robert J. O'Toole
  Chairman, President and
  Chief Executive Officer                  181,800      35.60%     $15.135    10/9/2011    $  1,730,431    $  4,385,251
Ronald E. Massa                             46,300       9.10%     $15.135    10/9/2011    $    440,698    $  1,116,816
Kenneth W. Krueger                          46,300       9.10%     $15.135    10/9/2011    $    440,698    $  1,116,816
W. David Romoser                            32,200       6.30%     $15.135    10/9/2011    $    306,490    $    776,706
John A. Bertrand                                 0          0%           0       N/A                  0               0
                                           -------      ------                             ------------    ------------
Totals                                     306,600      60.03%         N/A       N/A       $  2,918,317    $  7,395,589
                                           =======      ======                             ============    ============
All Stockholders
  (23,786,173 shares of Class A
  Common Stock and Common Stock)               N/A         N/A         N/A       N/A       $226,802,349    $572,405,928
Named Executive Officers' % of Total
  Outstanding Shares                           N/A       1.29%         N/A       N/A              1.29%           1.29%

--------------------------------------------------------------------------------
(1) All options were granted under the Long-Term Executive Incentive Compensation Plan. The options were granted on 10/9/01 as options to acquire Common Stock and are first exercisable on 10/9/02. All options were granted at the average of market value on the date of grant and have a 10-year term.

(2) The dollar values in these columns represent assumed rates of appreciation only, over the 10-year option term, at the 5% and 10% rates of appreciation set by the Securities and Exchange Commission rules. These amounts are not intended to predict or represent possible future appreciation of the Company's Common Stock value. Actual gains, if any, on stock option exercises and Common Stock holdings depend on future performance of the Company's Common Stock and overall stock market conditions.

                      OPTION EXERCISES AND YEAR-END VALUES

     The table includes information related to options exercised by the five named executive officers during fiscal year 2001 and the number and value of options held at the end of the fiscal year.

--------------------------------------------------------------------------------
                   OPTION EXERCISES AND YEAR-END VALUE TABLE
--------------------------------------------------------------------------------

 Aggregated Option Exercises in Fiscal Year 2001, and December 31, 2001, Option
                                     Values

                                                                         NUMBER OF SECURITIES
                                                                        UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                              OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                                           DECEMBER 31, 2001          DECEMBER 31, 2001($)(1)
                                     SHARES ACQUIRED      VALUE       ---------------------------   ---------------------------
               NAME                  ON EXERCISE(#)    REALIZED($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
               ----                  ---------------   -----------    -----------   -------------   -----------   -------------
Robert J. O'Toole
  Chairman, President and
  Chief Executive Officer                124,500       $1,741,437       845,950        181,800      $3,037,084      $793,557
Ronald E. Massa                                0                0       134,775         46,300      $  408,651      $202,100
Kenneth W. Krueger                             0                0        77,300         46,300      $  385,264      $202,100
W. David Romoser                               0                0       121,000         32,200      $  361,944      $140,553
John A. Bertrand                          18,000       $  219,420       147,250              0      $  555,588             0

--------------------------------------------------------------------------------

(1) Based on the difference between the option exercise price and the closing price on the New York Stock Exchange of $19.50 for the Common Stock on December 31, 2001.

--------------------------------------------------------------------------------
                             PENSION PLAN TABLE(1)
--------------------------------------------------------------------------------

                                        YEARS OF SERVICE(3)
                  ---------------------------------------------------------------
REMUNERATION(2)      10         20         25         30         35         40
---------------   --------   --------   --------   --------   --------   --------
     250,000      $ 41,250   $ 82,500   $103,125   $123,750   $144,375   $165,000
     350,000        57,750    115,500    144,375    173,250    202,125    231,000
     400,000        66,000    132,000    165,000    198,000    231,000    264,000
     500,000        82,500    165,000    206,250    247,500    288,750    330,000
     750,000       123,750    247,500    309,375    371,250    433,125    495,000
   1,000,000       165,000    330,000    412,500    495,000    577,500    660,000
   1,250,000       206,250    412,500    515,625    618,750    721,875    825,000
   1,500,000       247,500    495,000    618,750    742,500    886,250    990,000

--------------------------------------------------------------------------------

(1) The Pension Plan Table shows estimated aggregate annual benefits payable to an executive officer upon retirement under the A. O. Smith Retirement Plan and the A. O. Smith Corporation Executive Supplemental Pension Plan. The A.
    O. Smith Corporation Executive Supplemental Pension Plan is a nonqualified excess benefit and supplemental retirement plan intended to provide benefits that participants would receive under the A. O. Smith Retirement Plan if the
    A. O. Smith Retirement Plan were not subject to certain limitations that the Internal Revenue Code imposes on benefits payable under it and if the A. O. Smith Retirement Plan took into account 100%, rather than 50%, of bonus compensation.

    The calculations assume retirement at December 31, 2001, at age 65 and the final compensation and years of service set forth in the Table. Benefit amounts were computed on a straight-life annuity basis. Amounts payable to a participant as set forth in the Table are subject to offset in an amount that is based on the value of certain life insurance arrangements in effect for the participant and are not subject to any other offsets.

(2) The compensation covered by the A. O. Smith Retirement Plan and the A. O. Smith Corporation Executive Supplemental Pension Plan is based on the average of the highest five years of annual compensation out of the last ten years prior to retirement. The amount included in the calculation of compensation, as reflected in the Summary Compensation Table, is Salary and Bonus; but it does not include Other Annual Compensation, Long-Term Compensation or All Other Compensation amounts.

(3) Messrs. O'Toole, Massa, Krueger, Romoser and Bertrand had 38, 24, 1, 9 and 34 years of service, respectively, at year-end.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The directors who served as members of the Personnel and Compensation Committee during fiscal year 2001 were William F. Buehler and Bruce M. Smith.

     During 2001, the Company provided SICO consulting services; office space; directors', officers' and group insurance coverage and other miscellaneous services. The Company was reimbursed by SICO in the amount of $86,614 for the Company's costs relating to such services.

               BOARD PERSONNEL AND COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Personnel and Compensation Committee (the "Committee") of the Board of Directors is responsible for establishing an executive compensation program and for administering the executive compensation policies and plans of the Company. The Committee also determines the amount of compensation that the Company's chief executive officer and other executive officers receive annually.

     The Committee consists of two members, each of whom is an outside director of the Company. This report was prepared by the Committee to provide the Company's stockholders with a summary of its executive compensation policies and practices.

     The Committee has two primary objectives relating to the Company's executive compensation program. The first is to recruit and retain high quality executive leadership which is committed to achieving the current and long-term successful and profitable operations of the Company's businesses. The other is to maintain an incentive compensation program which links executive pay to the Company's return on investment.

     In order to achieve these objectives, the Committee provides an executive compensation program competitive with other comparably sized manufacturing companies. The Committee believes that return on investment currently provides the best measure of performance because it closely correlates the benefits to the stockholders with the financial incentives for the executives. The Committee has established ranges for financial incentives based upon return on investment, with smaller incentive payments for a modest return on investment and larger incentive payments for greater returns.

     The Company's executive compensation program consists of three components: base salary, short-term incentive (bonus) compensation and long-term incentive (stock options) compensation. In determining the executive compensation practices, the Committee compares the Company's executive compensation program with other companies' compensation programs for executives with similar management responsibilities. The companies surveyed include comparable manufacturing businesses. The Committee reviews executive compensation data bases and also this past year utilized an independent compensation consultant for purposes of evaluating and reviewing the Company's executive compensation program.

     The Committee has designated certain executives, including the chief executive officer ("CEO"), for compensation under the executive compensation program in accordance with the performance criteria and standards described below.

BASE SALARY

     The Committee establishes competitive salary ranges for the executive officers, generally at the median level of the salary ranges in the survey referred to above. In addition, the Committee reviews each executive's performance and accomplishments during the prior year as well as experience and service with the Company in determining the annual base salary level for the executive within the applicable salary range. In 2001, this methodology was followed in establishing base salaries for the executive officers.

SHORT-TERM INCENTIVE COMPENSATION

     Short-term incentive compensation is provided under the shareholder-approved Executive Incentive Compensation Plan ("EICP"). The EICP, consistent with the Company's philosophy of linking compensation to the Company's return on investment, provides an opportunity for executives to earn a cash bonus, the amount of which is based upon the Company's and/or the operating unit's return on investment. Each year the Committee sets minimum and maximum financial objectives for each of the business units and the corporation. Achievement of these financial objectives by the business or corporate units determines the amount of the Incentive Compensation Fund available for the award of individual executive bonuses.

     Incentive compensation, while predicated on the executive's unit meeting its financial objective, is also based upon achievement of strategic objectives established each year for the executive. In determining the amount of the incentive compensation award to be paid to an individual executive, the Committee considers the executive's scope of responsibility, contributions to profit improvement and attainment of the individual's strategic objectives. Approximately half of the incentive compensation award distributed to the individual executive is based on the return on investment of the executive's business unit and is formula-based between maximum and minimum target achievement. The other half of the award is based upon accomplishment of the executive's strategic objectives, such as development of personnel, planning, maintenance of product leadership, continuous improvement programs and product and process research and development. In 2001, the Committee made incentive compensation awards to the participating executives based on these factors.

     The maximum amount of incentive compensation payable to an executive during any year is 200% of base salary. In order to be eligible for incentive compensation, executives are required to enter into annual contracts (standard incentive plan contracts required for all plan participants) which obligate them to remain in the employment of the Company for the year.

LONG-TERM INCENTIVE COMPENSATION

     The Committee utilizes the shareholder-approved Long-Term Executive Incentive Compensation Plan ("LTEICP") as another key component in carrying out the Company's philosophy of linking the executive compensation program to the stockholders' interests. The LTEICP consists of stock options which are granted annually to the executives at the current market price of the stock on the date of the grant. The size of the option grant to the executive is established at a level commensurate with the median level of grants for the executive's position as reported in the aforementioned survey data and a study by an independent compensation consultant. Pursuant to the LTEICP, executives enter into standard plan contracts each year which reflect the specific terms of the stock option grants and terms of forfeiture should the executive leave the employment of the Company.

CEO COMPENSATION

     The Committee, in establishing the 2001 compensation program for the Chief Executive Officer, Robert J. O'Toole, employed the methodology and surveys previously described in this report. In setting Mr. O'Toole's base salary for 2001, the Committee reviewed his accomplishments during the prior year, experience, and service with the Company and determined to position it at the median level of salaries of chief executive officers of comparable manufacturing companies. Mr. O'Toole's bonus compensation for 2001 was directly related to the return on investment earned by the Company and reflected Committee-set minimum and maximum objectives. The maximum amount of bonus compensation payable to Mr. O'Toole is 200% of base salary. The Committee made stock option grants to Mr. O'Toole under the LTEICP consistent with the methodology utilized in making grants to the other participating executives.

CONCLUDING REMARKS

     The Committee reviewed executive compensation during 2001 and concluded that the stockholders' interests were well served by the executive compensation program. The Committee will continue to monitor and evaluate its executive compensation program and make any adjustments determined to be appropriate. The Committee has and intends to preserve the deductibility of executive compensation paid by the Company in accordance with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended.

                       PERSONNEL & COMPENSATION COMMITTEE

                        William F. Buehler, Chairperson
                             Bruce M. Smith, Member

                               PERFORMANCE GRAPH

     The graph below shows a five-year comparison of the cumulative shareholder return on the Company's common stock with the cumulative total return of the S&P Smallcap 600 Index and the S&P 600 Electrical Equipment Index, all of which are published indices.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                  FROM DECEMBER 31, 1996 TO DECEMBER 31, 2001
              ASSUMES $100 INVESTED WITH REINVESTMENT OF DIVIDENDS

                              [PERFORMANCE GRAPH]

-----------------------------------------------------------------------------------------------------------------------
                                                                               INDEXED RETURNS
                                                 BASE                            YEARS ENDING
                                                PERIOD     --------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                 COMPANY/INDEX                 12/31/96    12/31/97    12/31/98    12/31/99    12/31/00    12/31/01
-----------------------------------------------------------------------------------------------------------------------
    SMITH (A O) CORP                            100.00      144.10      127.94      116.11       93.23      109.80
-----------------------------------------------------------------------------------------------------------------------
    S&P SMALLCAP 600 INDEX                      100.00      125.58      123.95      139.32      155.75      165.94
-----------------------------------------------------------------------------------------------------------------------
    S&P 600 ELECTRICAL EQUIPMENT                100.00      123.12      124.49      191.80      185.52      152.98
-----------------------------------------------------------------------------------------------------------------------

                      COMPLIANCE WITH SECTION 16(a) OF THE
                            SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York and American Stock Exchanges. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) Forms 3, 4 and 5 which they file.

     Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons during fiscal year 2001, the Company believes that all filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were met.

                    APPROVE THE ADOPTION OF THE A. O. SMITH
                 COMBINED EXECUTIVE INCENTIVE COMPENSATION PLAN

GENERAL

     The A. O. Smith Combined Executive Incentive Compensation Plan (the "Plan"), effective January 1, 2002, was approved and adopted by the Board of Directors on February 14, 2002, subject to the approval of the stockholders at the annual meeting. The Plan supersedes and replaces, on the effective date, the
A. O. Smith Corporation Long-Term Executive Incentive Compensation Plan and the
A. O. Smith Corporation Executive Incentive Compensation Plan. The text of the Plan is set forth on Exhibit A to this proxy statement and the description of the Plan that appears below is qualified in its entirety by reference to such text.

VOTE REQUIRED

     The affirmative vote of a majority of the votes present or represented at the meeting is required for approval of the Plan, provided that a majority of the outstanding shares of common stock are voted on the proposal. Refer to the General Information Section on pages 1 and 2 of the proxy statement for a more detailed discussion of the vote required. SICO, which on the Record Date had the right to vote approximately 80.88% of the outstanding Class A Common Stock and Common Stock (see "Principal Stockholders" above) has advised the Company that it will vote all such shares for approval of the Plan. Hence, approval of the Plan is assured regardless of the vote of any other stockholders. The Board of Directors recommends that stockholders vote FOR approval of the Plan.

PURPOSE

     The Plan was adopted to provide additional compensation as an incentive to induce key employees to remain in the employ of the Company or its subsidiaries or affiliates; to encourage such employees to secure or increase on reasonable terms their stock ownership in the Company or to otherwise align their interests with the Company's stockholders; to motivate executive personnel, by means of growth-related incentive, to achieve long-range growth goals; and to provide incentive compensation opportunities which are competitive with those of other major corporations.

AVAILABLE SHARES

     The Plan reserves a total of 1,500,000 shares of Common Stock for issuance. In addition, any shares reserved for issuance under the A. O. Smith Corporation Long-Term Executive Incentive Plan that are not the subject of options under such plan as of the effective date of the Plan will be available for the granting of Awards under the Plan, and after the effective date of the Plan, if any shares of Common Stock subject to options granted under the A. O. Smith Corporation Long-Term Executive Incentive Compensation Plan would again become available for new grants under the terms of such prior plan if the prior plan were still in effect, then those shares will be available for the granting of awards under the Plan.

     If any shares subject to awards granted under the Plan, or to which any award relates, are forfeited or if an award otherwise terminates, expires or is cancelled prior to the delivery of all the shares, then the shares subject to, reserved for or delivered in payment in respect of such award may again be used for new awards under this Plan.

     The shares of stock granted under the Plan may be shares of authorized but unissued Common Stock or issued shares of Common Stock that have been reacquired by the Company.

ADMINISTRATION

     The Plan is administered by the Personnel and Compensation Committee of the Board of Directors which must consist of not less than two members of the Board of Directors each of whom is an outside, non-employee director (the "Committee"). The Committee has authority to determine the employees who shall participate in the Plan (the "Participants") and the types of awards granted; determine the terms and conditions of each award; and interpret and administer the provisions of the Plan.

ELIGIBILITY

     Key employees (including directors or executive officers) of the Company, its subsidiaries and affiliated entities in which the Company has an equity interest ("affiliated subsidiaries") are eligible to become Participants. Before receiving an award, a Participant must enter into an employment agreement with the Company, subsidiary or affiliated subsidiary for a period of at least twelve months or until earlier retirement under the A. O. Smith Retirement Plan for Salaried Employees. It is expected that participation in the future will be limited as it has been in the past to present and future executives of the Company, its subsidiaries and affiliated subsidiaries. Currently, the number of such individuals is 12.

AWARDS UNDER THE PLAN

     The Plan permits the grant of the following awards: (a) stock options, which may be either "incentive stock options" ("ISOs") meeting the requirements of section 422 of the Internal Revenue Code (the "Code") or "nonqualified stock options" that do not meet the requirements of section 422 of the Code; (b) restricted stock; (c) stock appreciation rights ("SARs"); and (d) performance awards.

     The Plan provides that, subject to adjustment, no Participant may be granted awards that could result in such Participant receiving in any single calendar year:

     - stock options for more than 400,000 shares of Common Stock;

     - awards of restricted stock relating to more than 200,000 shares;

     - SARs relating to more than 400,000 shares; and

     - payments in respect of performance awards for more than $5,000,000.

TERMS OF AWARDS

     Stock Options. The Committee shall determine the exercise price for each stock option at the time the option is granted, except that the exercise price must be equal to at least 100% of the fair market value of the Common Stock on the date of the grant. The term of an option granted under the Plan must not be less than eleven months and twenty-nine days nor more than ten years for ISOs, or less than six months nor more than ten years for non-qualified stock options. The purchase price of any option may be paid in cash or its equivalent or, with the consent of the Committee, by tendering previously acquired shares valued at their fair market value, or a combination of the above. Stock options shall be subject to all other terms and conditions as the Committee may determine consistent with the provisions of the Plan. ISOs may not be awarded after ten years from the Plan's effective date, unless approved by the stockholders at or prior to such time.

     Restricted Stock. Shares of restricted stock shall be subject to restrictions on transfer and such other restrictions on incidents of ownership as the Committee may determine, including, but not limited to, the lapse of restrictions upon the Participant's achievement of one or more performance goals over a specified performance period determined pursuant to a performance formula, all as determined by the Committee. Restricted stock shall be subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan.

     Stock Appreciation Rights. An SAR granted under the Plan will confer on the Participant the right to receive payment measured by the increase in the fair market value of a specified number of shares of Common Stock from the date of the grant of the SAR to the date on which the Participant exercises the SAR. SARs may be freestanding SARs or tandem SARs granted in conjunction with an option. SARs shall be subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan. The payment to which the Participant is entitled on the exercise of an SAR may be in cash, in Common Stock valued at fair market value on the date of exercise, or partly in cash and partly in Common Stock, as the Committee shall determine.

     Performance Awards. A performance award is an award denominated in cash or shares, the payment or delivery of which is based on the achievement of one or more performance goals over a performance period, as specified in the performance formula, all as determined by the Committee. A performance award can be either a single-year or multi-year award. A Participant may be awarded a multi-year or single-year performance award during the same calendar year. Performance awards shall be subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan. Performance awards may be paid in cash, in Common Stock valued at fair market value on the payout date or, at the sole discretion of the Committee, the day immediately preceding that date, or partly in cash and partly in Common Stock. Until such time as the full amount of any performance award has been actually paid or delivered to the Participant, his or her right to receive any amount shall be wholly contingent on the actions of the Participant in the operation or management of any business of the Company. Unless the Committee expressly determines that a performance award need not qualify for the performance-based exception of Section 162(m)(4)(c) of the Code, the Committee shall take all steps reasonably necessary to ensure that the performance awards will qualify for such exception.

     Performance Goals. For purposes of the grants of shares of restricted stock or performance awards under the Plan, a performance goal is the level of performance established by the Committee as a goal with respect to the achievement of certain financial results of the Company, an operating unit or both for a specified performance period. Such financial results, as selected by the Committee, may include basic or diluted earnings per share, revenue, operating income, earnings before or after interest, taxes, depreciation and/or amortization, return on capital, return on equity, return on assets, cash flow, working capital, stock price and total shareholder return, and/or, in the case of awards that the Committee determines will not be considered "performance-based compensation" under Code Section 162(m), such other goals as the Committee may establish in its discretion.

ADJUSTMENTS

     The Plan provides for adjustments to the number of shares received under the Plan, the individual Participant limits, and the exercise or grant price of options and SARs to reflect future stock dividends (other than in lieu of an ordinary cash dividend), split-ups, recapitalizations, reorganizations, combinations of shares, mergers, consolidations and the like.

TRANSFERABILITY

     Awards under the Plan are not transferable otherwise than by will or the laws of descent or distribution, except that a Participant may, to the extent allowed by the Committee and in the manner specified by the Committee, transfer any award or designate a beneficiary to receive payment of an award. The Committee shall have authority, in its discretion, to amend award agreements and to allow the transfer of any existing award in the manner specified by the Committee.

AMENDMENTS AND TERMINATION

     The Board of Directors, without further approval of the stockholders, may from time to time amend, suspend or terminate, in whole or in part, any or all of the provisions of the Plan in such respects as the Board deems advisable. However, no amendment can become effective without prior approval of the stockholders if the Committee determines such approval is required by (1) the rules and/or regulations promulgated under Section 16 of the Securities Exchange Act of 1934, (2) the Code or any rules promulgated thereunder or (3) the listing requirements of the New York Stock Exchange or any principal securities exchange or market on which the shares are then traded. Also, stockholders must approve Plan amendments to (a) increase the number of shares or maximum amount payable to a Participant as specified in certain sections of the Plan or (b) reduce the minimum option price or SAR grant which may be established under the Plan. Subject to the provisions of the Plan, the Committee may modify or amend any award or waive any restrictions or conditions applicable to any award so long as any amendment or modification does not increase the number of shares issuable under the Plan. The authority of the Committee to administer the Plan and modify or amend an award will extend beyond the date of the Plan's termination. No amendment will, without the Participant's consent, alter or impair any of the rights or obligations under any award previously granted to him or her under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following summarizes certain federal income tax consequences relating to the Plan under current tax law.

     Stock Options. The grant of a stock option under the Plan will create no income tax consequences to the Company or the Participant. A Participant who is granted a nonqualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the Participant. Upon the Participant's subsequent disposition of the shares received with respect to such stock option, the Participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, which is the fair market value of the Common Stock on the exercise date. Under certain circumstances involving a change of control, the Company may not be entitled to a deduction with respect to stock options granted to certain executive officers.

     In general, a Participant will recognize no income or gain as a result of exercise of an ISO (except that the alternative minimum tax may apply). Except as described below, the Participant will recognize a long-term capital gain or loss on the disposition of the Common Stock acquired pursuant to the exercise of an ISO and the Company will not be allowed a deduction. If the Participant fails to hold the shares of Common Stock acquired pursuant to the exercise of an ISO for at least two years from the grant date of the ISO and one year from the exercise date, the Participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of Common Stock on the exercise date over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the Participant. Any additional gain realized by the Participant over the fair market value at the time of exercise will be treated as a capital gain.

     Restricted Stock. Generally, a Participant will not recognize income and the Company will not be entitled to a deduction at the time an award of restricted stock is made under the Plan, unless the Participant makes the election described below. A Participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the Participant recognizes income. Under certain circumstances involving a change of control, the Company may not be entitled to a deduction with respect to restricted stock granted to certain executive officers. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss to the extent the amount realized from the sale differs from the tax basis, which is the fair market value of the Common Stock on the date the restrictions lapse. Dividends paid in cash and received by a Participant prior to the time the restrictions lapse will constitute ordinary income to the Participant in the year paid and the Company will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

     A Participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the Participant paid for such restricted stock). If the Participant makes such an election, the Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the Participant recognizes income. If the Participant makes the election, any cash dividends the Participant receives with respect to the restricted stock will be treated as dividend income to the Participant in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the Participant who has made an election subsequently forfeits the restricted stock, the Participant will not be entitled to deduct any loss. In addition, the Company would then be required to include as ordinary income the amount of any deduction the Company originally claimed with respect to such shares.

     Stock Appreciation Rights. The grant of an SAR will create no income tax consequences for the Participant or the Company. Upon exercise of an SAR, the Participant will recognize ordinary income equal to the amount of any cash and the fair market value of any shares of Common Stock or other property received, except that if the Participant receives shares of restricted stock upon exercise of an SAR, then recognition of income may be deferred in accordance with the rules applicable to such other awards. The Company will be entitled to a deduction in the same amount and at the same time as income is recognized by the Participant.

     Performance Awards. The grant of a performance award will create no income tax consequences to the Company or the Participant. Upon the Participant's receipt of cash and/or shares at the end of the applicable performance period, the Participant will receive ordinary income equal to the amount of cash and/or the fair market value of the shares received, and the Company will be entitled to a corresponding deduction in the same amount and at the same time. If performance awards are settled in whole or in part in shares, upon the Participant's subsequent disposition of the shares the Participant will recognize a capital gain or loss (long-term or short-term depending on how long the shares have been held) to the extent the amount realized upon disposition differs from the shares' tax basis, which is the fair market value of the shares on the date the Participant received the shares.

     162(m) Limit on Compensation. Code section 162(m) limits the deduction the Company can take for compensation the Company pays to the Company's CEO and its four other highest paid officers (determined as of the end of each year) to $1 million per year per individual. However, certain performance-based compensation that meets the requirements of Code section 162(m) does not have to be included as part of the $1 million limit. The Plan is designed so that awards granted to the Participants may meet the Code section 162(m) requirements for performance-based compensation.

     The foregoing discussion is not a complete discussion of all the federal income tax aspects of the Plan. Some of the provisions contained in the Code have only been summarized, and additional qualifications and refinements are contained in regulations issued by the Internal Revenue Service.

WITHHOLDING

     The Company will have the right to withhold from any cash payable or shares deliverable to a Participant, or require that a Participant make arrangements satisfactory to the Company for payment of, such amounts as the Company shall determine for the purpose of satisfying its statutory liability to withhold federal, state and local income taxes, including payroll taxes, incurred by reason of the grant, exercise, vesting or payment of any award. In the discretion of the Committee, a Participant may be permitted to satisfy the Company's minimum statutory withholding requirements by tendering previously acquired shares or by electing to have the Company withhold shares otherwise issuable to the Participant, having a fair market value, on the date income is recognized, in the minimum amount required to be withheld. The election must be made in writing and must be made according to such rules and in such form as the Committee shall determine.

NEW PLAN BENEFITS

     The Company cannot currently determine the awards that may be granted under the Plan in the future to the executive officers, other officers or other persons. The Committee will make such determinations from time to time.

                         REPORT OF THE AUDIT COMMITTEE

     The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and to report the results of the Committee's activities to the Board. Management has the primary responsibility for the financial statements and reporting process, including the systems of internal control, and Ernst & Young LLP (the independent auditors) is responsible for auditing those financial statements. We have reviewed and discussed with management and the independent auditors the Company's audited financial statements as of and for the year ended December 31, 2001.

     During 2001, the Audit Committee met three times. In addition, the Committee chair, as a representative of the Committee, discussed the interim financial statements contained in SEC Forms 10-Q and in each quarterly earnings announcement with the chief financial officer, controller, and independent auditors prior to public release.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. We have met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence. In addition, we have considered the compatibility of nonaudit services with the auditors' independence.

     In reliance on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited financial statements, referred to above, be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission. The committee has also recommended the selection of Ernst & Young LLP, as the Company's independent auditors for fiscal 2002.

                        Kathleen J. Hempel, Chairperson
                      W. Michael Barnes, Committee Member
                       Dr. Agnar Pytte, Committee Member
                        Mark D. Smith, Committee Member

                      APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Ernst & Young LLP, Certified Public Accountants, as the Company's independent auditors for 2002. The action of the Board of Directors was taken upon the recommendation of its Audit Committee. The Company paid the following fees to Ernst & Young LLP in 2001:

     Audit Fees: Fees for the last annual audit were $285,000.

     Financial Information Systems Design and Implementation Fees: None.

     All Other Fees: All other fees were $1,502,000, including audit-related services of $337,000 and nonaudit services of $1,165,000. Audit-related services are principally fees for foreign statutory audits, acquisition due diligence and certain accounting consultations. Nonaudit services pertain solely to tax consulting services. The Audit Committee has considered whether the fees of Ernst & Young LLP for nonaudit services is compatible with maintaining Ernst & Young LLP's independence.

     Although not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate to obtain stockholder ratification of the Board's action in appointing Ernst & Young LLP as the Company's independent auditors. Should such appointment not be ratified, the Board of Directors will reconsider the matter.

                                 OTHER BUSINESS

     Management is not aware of any matters other than those stated above that may be presented for action at the meeting, but should any matter requiring a vote of the stockholders arise, it is intended that proxies solicited will be voted in respect thereof in accordance with the discretion of the person or persons voting the proxies.

                         DATE FOR STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 2003 annual meeting of stockholders must be received by the Company no later than November 5, 2002, to be included in the Company's proxy materials for the 2003 meeting. If a stockholder who otherwise desires to bring a proposal before the 2003 meeting does not notify the Company of its intent to do so on or before January 20, 2003, then the proposal will be untimely, and the proxies will be able to vote on the proposal in their discretion.

March 4, 2002

     EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR VOTE YOUR SHARES VIA THE TELEPHONE OR INTERNET. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                                                       EXHIBIT A

                              A. O. SMITH COMBINED
                     EXECUTIVE INCENTIVE COMPENSATION PLAN

1. PURPOSE

     The purpose of the A. O. Smith Combined Executive Incentive Compensation Plan ("Plan") is to provide additional compensation as an incentive to induce key employees to remain in the employ of A. O. Smith Corporation ("Company") or Subsidiaries or Affiliates of the Company, and to encourage such employees to secure or increase on reasonable terms their stock ownership in the Company or to otherwise align their interests with the Company's stockholders. The Board of Directors of the Company believes the Plan will (1) attract and retain executive personnel possessing outstanding ability; (2) motivate executive personnel, by means of growth-related incentive, to achieve long-range growth goals; (3) provide incentive compensation opportunities which are competitive with those of other major corporations; and (4) further align the interest of participants with those of the corporation's stockholders through opportunities for increased stock ownership.

2. EFFECTIVE DATE AND TERM OF THE PLAN

     The Plan shall be effective as of January 1, 2002, subject to approval by the stockholders of the Company. The Plan supersedes and replaces, on the effective date, the A. O. Smith Corporation Long-Term Executive Incentive Compensation Plan and the A. O. Smith Corporation Executive Incentive Compensation Plan. The Board, without further approval of the stockholders, may terminate the Plan at any time but no termination shall, without the Participant's consent, alter or impair any of the rights under any Award theretofore granted to him or her under the Plan. Notwithstanding the foregoing, no Incentive Stock Options shall be granted hereunder more than ten years from the effective date of the Plan without further approval by the stockholders of the Company.

3. DEFINITIONS

     (a) Affiliate: Means any corporation, limited liability company, partnership or other entity in which the Company has 50 percent or less ownership.

     (b) Award: Means an award granted by the Committee under the Plan.

     (c) Board: Means the Board of Directors of the Company.

     (d) Code: Means the Internal Revenue Code of 1986, as amended from time to time.

     (e) Committee: Means the Personnel and Compensation Committee of the Board of Directors of the Company.

     (f) Common Stock or Shares: Means the Common Stock, par value $1 per share, of the Company.

     (g) Disability: Shall have the meaning set forth in the A. O. Smith Long-Term Disability Plan.

     (h) Employee: Means any full-time managerial, administrative or professional employee (including any officer or director who is such an employee) of the Company, or any of its Subsidiaries or Affiliates.

     (i) Exchange Act: Means the Securities Exchange Act of 1934, and any successor statute, as it may be amended from time to time.

     (j) Exercise Period: Means the period of time, as established by the Committee in awarding an option grant, during which Participant may exercise an option.

     (k) Fair Market Value: Means the market value of the Common Stock as reasonably determined by the Committee on any relevant date.

     (l) Incentive Stock Option: Means an option that is intended to meet the requirements of Code Section 422.

     (m) Nonqualified Stock Option: Means an option that is not intended to meet the requirements of Code Section 422.

     (n) Operating Unit: Means any division of the Company, or any Subsidiary or any Affiliate, which is designated by the Committee to constitute an Operating Unit.

     (o) Outside, Non-Employee Director: Means any director who, at the time of acting, meets the qualification requirements for a Non-Employee Director as defined in Rule 16b-3(b)(3) of the Exchange Act and the qualification requirements for an Outside Director as defined in the regulations under Section 162(m) of the Code.

     (p) Participant: Means an Employee who is selected by the Committee to participate in the Plan.

     (q) Performance Formula: Means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained with respect to one or more Performance Goals. Performance Formulas may vary from Performance Period to Performance Period and from Participant to Participant.

     (r) Performance Goal: Means the level of performance established by the Committee as the performance goal with respect to a Performance Measure. Performance Goals may vary from Performance Period to Performance Period and from Participant to Participant.

     (s) Performance Measure: Means one or more of the following selected by the Committee to measure the performance of the Company, an Operating Unit or both for a Performance Period: basic or diluted earnings per share; revenue; operating income; earnings before or after interest, taxes, depreciation and/or amortization; return on capital; return on equity; return on assets; cash flow; working capital; stock price and total shareholder return; and/or, in the case of Awards that the Committee determines will not be considered "performance-based compensation" under Code Section 162(m), such other goals as the Committee may establish at its discretion. Each such measure shall be determined in accordance with generally accepted accounting principles as consistently applied by the Company and, if so determined by the Committee at the time the Award is granted and to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant.

     (t) Performance Period: Means, subject to the limitations described in the Plan, a period of time as established by the Committee over which the attainment of a Performance Goal or Goals will be measured with respect to an Award.

     (u) Plan Year: Means the calendar year.

     (v) Restricted Stock: Means the restricted stock awarded under Section
6(b).

     (w) Retirement: Means eligibility for normal, special early, or early retirement benefits under the A. O. Smith Retirement Plan for Salaried Employees.

     (x) SAR: Means a stock appreciation right granted pursuant to Section 6(c).

     (y) Subsidiary: Means any corporation, limited liability company, partnership or other entity in which the Company has more than 50 percent of the ownership.

4. ADMINISTRATION

     (a) The Plan shall be administered by the Committee which shall consist of not less than two (2) members of the Board, each of whom is an Outside, Non-Employee Director. The Committee shall be appointed from time to time by the Board which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee is expressly authorized to hold Committee meetings by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

     (b) Subject to the provisions of the Plan, the Committee shall have the exclusive responsibility and discretionary authority for the administration and operation of the Plan and shall have the power to take any action necessary to carry out such responsibilities. The Committee's discretionary authority shall include, but not be limited to, the following:

          i. to determine those Employees who shall be Participants and the types of Awards granted;

          ii. to determine the terms and conditions of each Award; and

          iii. to interpret and administer the Plan and to take any other action in furtherance of the objectives of the Plan that is not inconsistent with the express provisions of the Plan.

All determinations of the Committee shall be final and binding on any individual with an interest in an Award.

5. ELIGIBILITY

     Employees who, in the opinion of the Committee, are key employees and have demonstrated a capacity for contributing in a substantial measure to the successful performance of the Company shall be eligible to become a Participant and receive an Award. The Committee shall from time to time choose from such eligible Employees those to whom an Award shall be granted. The Committee's designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year.

6. AWARDS

     The Committee may grant any one or more of the following types of Awards to
Participants:

     (a) Options. An "Option" is an option to purchase a specified number of shares of Common Stock exercisable at such time or times and subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan, including, but not limited to, the following:

          i. The maximum number of Shares with respect to which Options may be granted during any Plan Year to any single Participant shall be 400,000.

          ii. Options granted under the Plan shall be Incentive Stock Options, Nonqualified Stock Options, or some combination thereof; provided that Incentive Stock Options may only be granted to Employees of the Company or a corporate Subsidiary.

          iii. A Participant shall not be granted an Option unless he or she enters into an agreement with the Company that he or she will remain in the service of the Company, a Subsidiary or an Affiliate for a period of at least twelve (12) months (commencing on the first day of the month in which the Option is granted) or until his or her earlier Retirement, at the pleasure of the Company. The agreement shall provide that it does not confer upon the Employee any right to continue in the employ of the Company or of any such Subsidiary or Affiliate, neither shall it, except for said period of at least twelve (12) months, restrict the right of the Employee to terminate employment at any time.

          iv. The exercise price will be determined by the Committee at the time the Option is granted and shall be equal to at least 100 percent of the Fair Market Value of the Common Stock on the date of the grant.

          v. The term of the Option must not be less than eleven months and twenty-nine days nor more than ten years for Incentive Stock Options, or less than six months nor more than ten years for Nonqualified Stock Options.

          vi. Unless the Committee determines otherwise as set forth in the Award agreement, each Option shall be subject to the following conditions:

             (a) If a Participant ceases to be a full-time employee of the Company, a Subsidiary or an Affiliate for any reason other than Disability, Retirement, death or involuntary termination of employment due to the sale of an Operating Unit, then, subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to determine the extent, if any, and the conditions under which an Option may be exercised;

             (b) If a Participant ceases to be an employee of the Company, a Subsidiary or an Affiliate by reason of Disability or Retirement, then the Option shall terminate at the earlier of five (5) years from the date of cessation of employment or the expiration of the Exercise Period; and

             (c) If a Participant ceases to be an employee of the Company, a Subsidiary or an Affiliate by reason of death or involuntary termination of employment due to the sale of an Operating Unit, or if the Subsidiary or Affiliate which employs the Participant ceases to be a Subsidiary or Affiliate of the Company, then the Option shall terminate at the earlier of one (1) year from the date of death, date of involuntary termination of employment due to the sale of an Operating Unit, date the Subsidiary or Affiliate ceases to be a Subsidiary or Affiliate, or the expiration of the Exercise Period.

          vii. The purchase price of any Option may be paid (a) in cash or its equivalent; or (b) with the consent of the Committee, by tendering (including by attestation) previously acquired Shares valued at their Fair

     Market Value; or with the consent of the Committee, by any combination of
     (a) and (b). Any election under (b) above shall be made in writing and shall be made according to such rules and in such form as the Committee shall determine.

     (b) Restricted Stock. Restricted Stock is Common Stock that is issued to a Participant subject to restrictions on transfer and such other restrictions on incidents of ownership as the Committee may determine, including, but not limited to, the lapse of restrictions upon achievement of one or more Performance Goals over a specified Performance Period, as determined pursuant to a Performance Formula. Subject to the specified restrictions, the Participant as owner of those shares of Restricted Stock shall have the rights of the holder thereof, except that the Committee may provide at the time of the Award that any dividends or other distributions paid with respect to that stock while subject to those restrictions shall be accumulated, with or without interest, or reinvested in Common Stock and held subject to the same restrictions as the Restricted Stock and such other terms and conditions as the Committee shall determine. Shares of Restricted Stock shall be registered in the name of the Participant and, at the Company's sole discretion, shall be held in book entry form subject to the Company's instructions or shall be evidenced by a certificate, which shall bear an appropriate restrictive legend, shall be subject to appropriate stop-transfer orders and shall be held in custody by the Company until the restrictions on those shares of Restricted Stock lapse. Restricted Stock shall be subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan, including, but not limited to, the following:

          i. The maximum number of Shares of Restricted Stock which may be granted during any Plan Year to any single Participant shall be 200,000.

          ii. A Participant shall not be granted Restricted Stock unless he or she enters into an agreement with the Company that he or she will remain in the service of the Company, a Subsidiary or an Affiliate for a period of at least twelve (12) months (commencing on the first day of the month in which the Award is granted) or until his or her earlier Retirement, at the pleasure of the Company. The agreement shall provide that it does not confer upon the Employee any right to continue in the employ of the Company or of any such Subsidiary or Affiliate, neither shall it, except for said period of at least twelve (12) months, restrict the right of the Employee to terminate employment at any time.

     (c) Stock Appreciation Rights (SARs). An SAR is the right to receive a payment measured by the increase in the Fair Market Value of a specified number of shares of Common Stock from the date of grant of the SAR to the date on which the Participant exercises the SAR. SARs may be (i) freestanding SARs or (ii) tandem SARs granted in conjunction with an Option, either at the time of grant of the Option or at a later date, and exercisable at the Participant's election instead of all or any part of the related Option. SARs shall be subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan, including, but not limited to, the following:

          i. The maximum number of Shares with respect to which an SAR may be granted to any one Participant during any Plan Year shall be 400,000.

          ii. The payment to which the Participant is entitled on exercise of an SAR may be in cash, in Common Stock valued at Fair Market Value on the date of exercise, or partly in cash and partly in Common Stock, as the Committee may determine.

          iii. A Participant shall not be granted an SAR unless he or she enters into an agreement with the Company that he or she will remain in the service of the Company, a Subsidiary or an Affiliate for a period of at least twelve (12) months (commencing on the first day of the month in which the SAR is granted) or until his or her earlier Retirement, at the pleasure of the Company. The agreement shall provide that it does not confer upon the Employee any right to continue in the employ of the Company or of any such Subsidiary or Affiliate, neither shall it, except for said period of at least twelve (12) months, restrict the right of the Employee to terminate employment at any time.

     (d) Performance Award. A "Performance Award" is an Award denominated in cash or Shares, the payment or delivery of which is based on the achievement of one or more Performance Goals over a Performance Period, as specified in a Performance Formula. A Performance Award can be either a single-year or multi-year award. A Participant may be awarded a multi-year and a single-year Performance Award during the same Plan Year. Performance Awards shall be subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan, including, but not limited to, the following:

          i. The maximum amount of compensation (including the Fair Market Value of any Common Stock) that may be paid or delivered to any one Participant with respect to Performance Award(s) that become originally payable during any Plan Year shall be $5 million. This maximum limitation shall not include earnings credited on amounts deferred under Section 15(a)(i).

          ii. A Participant shall not be granted a Performance Award unless he or she enters into an agreement with the Company that he or she will remain in the service of the Company, a Subsidiary or an Affiliate for a period of at least twelve (12) months (commencing on the first day of the month in which the Performance Award is granted) or until his or her earlier Retirement, at the pleasure of the Company. The agreement shall provide that it does not confer upon the Employee any right to continue in the employ of the Company or of any such Subsidiary or Affiliate, neither shall it, except for said period of at least twelve (12) months, restrict the right of the Employee to terminate employment at any time.

          iii. Performance Awards may be paid in cash, in Common Stock (valued at Fair Market Value on the payout date or at the sole discretion of the Committee, the day immediately preceding that date), or partly in cash and partly in Common Stock, as the Committee may determine.

          iv. Until such time as the full amount of any Performance Award has been actually paid or delivered to the Participant, his or her right to receive any amount shall be wholly contingent on, and shall be forfeited if, prior to payment thereof, the Participant at any time prior or subsequent to his or her Retirement, resignation or termination of employment with the Company, its Subsidiaries or Affiliates shall do any act, or engage directly or indirectly (whether as owner, partner, officer, employee or otherwise) in the operation or management of any business which in the judgment of the Committee shall be detrimental to or in competition with the Company, any of its Subsidiaries or Affiliates.

          v. Unless the Committee expressly determines that a Performance Award need not qualify for the performance-based exception of Section 162(m)(4)(C) of the Code, the Committee shall take all steps reasonably necessary to ensure that awards made pursuant to this Section 5(b) will qualify for such exception.

7.  TRANSFERABILITY

     Awards under the Plan are not transferable otherwise than by will or the laws of descent or distribution, except that a Participant may, to the extent allowed by the Committee and in the manner specified by the Committee, transfer any Award or designate a beneficiary to receive payment of an Award. The Committee shall have authority, at its discretion, to amend Award agreements and to allow the transfer of any existing Award in the manner specified by the Committee.

8. AWARD AGREEMENTS

     Each Award under the Plan shall be evidenced by an Award agreement. Each Award agreement shall set forth the terms and conditions applicable to the Award as determined by the Committee, which may include, but is not limited to, provisions for (a) the time at which the Award becomes exercisable or otherwise vests or becomes payable; (b) the treatment of the Award in the event of the termination of a Participant's status as an Employee; and (c) any special provisions applicable in the event of an occurrence of a change in control of the Company.

9. WITHHOLDING

     The Company shall have the right to withhold from any cash payable or Shares deliverable to a Participant, or require that a Participant make arrangements satisfactory to the Company for payment of, such amounts as the Company shall determine for the purpose of satisfying its statutory liability to withhold federal, state and local income taxes, including payroll taxes, incurred by reason of the grant, exercise, vesting or payment of any Award. In the discretion of the Committee, a Participant may be permitted to satisfy the Company's minimum statutory withholding requirements by tendering previously acquired Shares or by electing to have the Company withhold Shares otherwise issuable to the Participant, having a Fair Market Value, on the date income is recognized, in the minimum amount required to be withheld. The election shall be made in writing and shall be made according to such rules and in such form as the Committee shall determine.

10. ADJUSTMENT OF NUMBER OF SHARES

     If a dividend shall be declared upon the Common Stock payable in Shares (other than a stock dividend declared in lieu of an ordinary cash dividend), then the number of Shares then subject to any Award, the maximum number of Shares set forth in Section 6(a)(i), 6(b)(i) and 6(c)(i), and the number of Shares reserved for issuance pursuant to the Plan, shall be adjusted by adding to each Share the number of Shares which would be distributable thereon if such Share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. If the outstanding Shares shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of Shares, merger or consolidation, then there shall be substituted for each Share reserved for issuance pursuant to the Plan, the maximum number of Shares set forth in Section 6(a)(i), 6(b)(i) and 6(c)(i), and the number of Shares then subject to any such Award, the number and kind of Shares of stock or other securities into which each outstanding Share shall be so changed or for which each such Share shall be exchanged. If there shall be any change, other than as specified above in this paragraph in the number or kind of outstanding Shares or of any stock or other security into which such Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of Shares theretofore reserved for issuance pursuant to the Plan, the maximum number of Shares set forth in Section 6(a)(i), 6(b)(i), 6(c)(i) and/or of the Shares then subject to an Award, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each Award agreement. The option price or SAR price in each Award agreement for each Share or other securities substituted or adjusted as provided for in this paragraph shall be determined by dividing the option or SAR price in such agreement for each Share prior to such substitution or adjustment by the number of Shares or the fraction of a share substituted for such Share or to which such Share shall have been adjusted. No adjustment or substitution provided for in this paragraph shall require the Company in any stock option agreement to sell a fractional Share, and the total substitution or adjustment with respect to each stock option agreement shall be limited accordingly.

11. SHARES AVAILABLE

     (a) There shall be reserved, for the purpose of the Plan, a total of 1,500,000 Shares of Common Stock (or the number and kind of shares of stock or other securities which, in accordance with Section 10 hereof, shall be substituted for said Shares or to which said Shares shall be adjusted). Such Shares may be, in whole or in part, authorized and unissued Shares or issued Shares which shall have been reacquired by the Company. If an Award lapses, expires, terminates or is cancelled without the issuance of Shares or payment of cash under the Award, or if Shares are forfeited under an Award, then the Shares subject to, reserved for or delivered in payment in respect of such Award may again be used for new Awards under this Plan in accordance with the first sentence of this subsection (a). If Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or if previously owned Shares are delivered to the Company in payment of the exercise price of an Option, then the Shares so purchased or delivered may again be used for new Awards under this Plan, but such Shares shall not be used for Incentive Stock Options.

     (b) In addition to the Shares reserved for Awards under subsection (a), any Shares reserved for issuance under the A. O. Smith Corporation Long-Term Executive Incentive Plan that are not the subject of options under such plan as of the effective date of this Plan, shall be available for the granting of Awards hereunder. In addition, after the effective date of this Plan, if any Shares subject to options granted under the A. O. Smith Corporation Long-Term Executive Incentive Compensation Plan, effective as of January 1, 1999, would again become available for new grants under the terms of such prior plan if the prior plan were still in effect, then those Shares will be available for the granting of Awards under this Plan, thereby increasing the number of Shares available for issuance as specified in the first sentence of subsection (a). Any such Shares will not be available for awards under the terms of such plan, which is replaced in its entirety by this Plan.

12. EXPENSES

     The expenses of administering the Plan shall be borne by the Company.

13. NON-EXCLUSIVITY

     Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either generally applicable or applicable only in specific cases.

14. AMENDMENT AND TERMINATION

     (a) The Board, without further approval of the stockholders, may from time to time amend, suspend or terminate, in whole or in part, any or all of the provisions of the Plan in such respects as the Board may deem advisable; provided, however, that no amendment shall become effective without prior approval of the stockholders if the Committee determines such approval is required by: (i) the rules and/or regulations promulgated under Section 16 of the Exchange Act (for this Plan to remain qualified under Rule 16b-3), (ii) the Code or any rules promulgated thereunder (to allow for incentive stock options to be granted under this Plan or to enable the Company to comply with the provisions of Section 162(m) of the Code so that the Company can deduct compensation in excess of the limitation set forth in that section), or (iii) the listing requirements of the New York Stock Exchange or any principal securities exchange or market on which the Shares are then traded (to maintain the listing or quotation of the Shares on that exchange); and stockholders must approve any of the following Plan amendments: (A) an amendment to increase any number of Shares specified in Section 6(a)(i),

6(b)(i), 6(c)(i) or 11(a) (except as permitted by Section 10) or the maximum amount payable under Section 6(d)(i); or (B) an amendment to reduce the minimum option or SAR grant price which may be established under the Plan.

     (b) Subject to the provisions of the Plan, the Committee may modify or amend any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Committee and the Participant or any other persons as may then have an interest in the Award, so long as any amendment or modification does not increase the number of Shares issuable under this Plan (except as permitted by Section 10) and is not inconsistent with the terms of the Plan.

     (c) Notwithstanding the foregoing, the authority of the Committee to administer this Plan and modify or amend an Award may extend beyond the date of this Plan's termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

     (d) No amendment to the Plan or any Award shall, without the Participant's consent, alter or impair any of the rights or obligations under any Award theretofore granted to him or her under the Plan.

15. MISCELLANEOUS

     (a) The grant of any Award under this Plan may also be subject to other provisions (whether or not applicable to the Award awarded to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

          i. one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that no such deferral means may result in an increase in the number of Shares issuable under this Plan);

          ii. restrictions on resale or other disposition of Shares acquired under an Award; and

          iii. compliance with federal or state securities laws and stock exchange requirements.

     (b) No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

     (c) Neither the establishment of this Plan nor the selection of any Employee as a Participant shall give any Participant any right to be retained in the employ of the Company, its Subsidiaries or Affiliates; and no Participant, and no person claiming under or through a Participant, shall have any right or interest in the Plan or any Award hereunder unless and until the terms, conditions and provisions of the Plan affecting such Participant, and those of any contract between such Participant and the Company (or Subsidiaries or Affiliates) under the Plan, shall have been complied with as specified therein.

     (d) No moneys or other property of the Company (or Subsidiaries or Affiliates) under this Plan, whether inchoate, accrued or determined or determinable in amount, shall be subject to any claim of any creditor of any

Participant, nor shall any Participant or beneficiary have any right or power to alienate, anticipate, commute, pledge, encumber or assign any incentive compensation fund or incentive compensation allocation provided for hereunder.

     (e) This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan's benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or any other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company's general unsecured creditors.

     (f) The granting of Awards under this Plan and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

     (g) This Plan, and all agreements under this Plan, should be construed in accordance with and governed by the laws of the State of Wisconsin, without reference to any conflict of law principles, except for corporate law matters which are governed by the laws of the State of Delaware. Any legal action or proceeding with respect to this Plan, any Award or any Award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any Award agreement, may only be brought and determined in a court sitting in the County of Milwaukee, or the Federal District Court for the Eastern District of Wisconsin sitting in the County of Milwaukee, in the State of Wisconsin.

     (h) If any provision of this Plan or any Award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any Award agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, Award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award agreement and such Award will remain in full force and effect.

                          [AO SMITH CORPORATION LOGO]

                                                                       COMPANY #
                                                                       CONTROL #

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY TELEPHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on April 5, 2002.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
-    Follow the simple instructions the voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/aos/ -- QUICK *** EASY *** IMMEDIATE

- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 5, 2002.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to A. O. SMITH CORPORATION, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.


    IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

                            \/ Please detach here \/


                   A. O. SMITH CORPORATION 2002 ANNUAL MEETING
                              PROXY - COMMON STOCK

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

1.  Election of directors:   01  William F. Buehler    02  Kathleen J. Hempel       [__]  Vote FOR           [__]  Vote WITHHELD
                                                                                          all nominees             from all nominees
                                                                                          (except as marked)

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)                        ____________________________________

2.  Proposal to approve the adoption of the A. O. Smith Combined Executive        [__]  FOR       [__]  AGAINST     [__] ABSTAIN
    Incentive Compensation Plan and reservation of 1,500,000 shares of
    Common Stock under the Plan:

    DIRECTORS RECOMMEND A VOTE FOR.

3.  Proposal to approve the ratification of Ernst & Young LLP as the independent  [__]  FOR       [__]  AGAINST     [__] ABSTAIN
    auditors of the corporation:

    DIRECTORS RECOMMEND A VOTE FOR.
                                                                                        Date    ____________________________________

Address change?  Mark Box    [__]
Indicate changes below:

                                                                                  __________________________________________________
                                                                                  Signature(s) in Box
                                                                                  Please sign exactly as your name appears hereon.
                                                                                  When shares are held by joint tenants, both should
                                                                                  sign. When signing as attorney, executor,
                                                                                  administrator, trustee or guardian, please give
                                                                                  full title as such. If a corporation, please sign
                                                                                  in full corporate name by President or other
                                                                                  authorized officer. If a partnership, please sign
                                                                                  in partnership name by authorized person.

                             A. O. SMITH CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                              MONDAY, APRIL 8, 2002
                             10:30 A.M. EASTERN TIME

                                  HOTEL DU PONT
                             11TH AND MARKET STREETS
                           WILMINGTON, DELAWARE 19801












                             A. O. SMITH CORPORATION
                              PROXY - COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT J. O'TOOLE, KENNETH W. KRUEGER and W. DAVID ROMOSER, or any one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the annual meeting of stockholders of A. O. Smith Corporation to be held on April 8, 2002, at 10:30 a.m. Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, or at any adjournment thereof, and there to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
   BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
                              PROPOSALS 1, 2 AND 3.





   PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE AND RETURN THE
                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                      See reverse for voting instructions.

                                                                       COMPANY #
                                                                       CONTROL #

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY TELEPHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on April 5, 2002.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
-    Follow the simple instructions the voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/aos/ -- QUICK *** EASY *** IMMEDIATE


- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 5, 2002.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to A. O. SMITH CORPORATION, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.


    IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

                            \/ Please detach here \/


                   A. O. SMITH CORPORATION 2002 ANNUAL MEETING
                          PROXY - CLASS A COMMON STOCK

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

1.  Election of directors:       01 Glen R. Bomberger         04 Dr. Agnar Pytte
                                 02 Ronald D. Brown           05 Bruce M. Smith
                                 03 Robert J. O'Toole         06 Mark D. Smith      [__]  Vote FOR           [__]  Vote WITHHELD
                                                                                          all nominees             from all nominees
                                                                                          (except as marked)
(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)                        ____________________________________


2.  Proposal to approve the adoption of the A. O. Smith Combined Executive        [__]  FOR       [__]  AGAINST     [__] ABSTAIN
    Incentive Compensation Plan and reservation of 1,500,000 shares of
    Common Stock under the Plan:

    DIRECTORS RECOMMEND A VOTE FOR.

3.  Proposal to approve the ratification of Ernst & Young LLP as the independent  [__]  FOR       [__]  AGAINST     [__] ABSTAIN
    auditors of the corporation:

    DIRECTORS RECOMMEND A VOTE FOR.
                                                                                        Date    ____________________________________

Address change?  Mark Box   [__]
Indicate changes below:
                                                                                  __________________________________________________
                                                                                  Signature(s) in Box
                                                                                  Please sign exactly as your name appears hereon.
                                                                                  When shares are held by joint tenants, both should
                                                                                  sign. When signing as attorney, executor,
                                                                                  administrator, trustee or guardian, please give
                                                                                  full title as such. If a corporation, please sign
                                                                                  in full corporate name by President or other
                                                                                  authorized officer. If a partnership, please sign
                                                                                  in partnership name by authorized person.

                             A. O. SMITH CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                              MONDAY, APRIL 8, 2002
                             10:30 A.M. EASTERN TIME

                                  HOTEL DU PONT
                             11TH AND MARKET STREETS
                           WILMINGTON, DELAWARE 19801










                             A. O. SMITH CORPORATION
                          PROXY - CLASS A COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT J. O'TOOLE, KENNETH W. KRUEGER and W. DAVID ROMOSER, or any one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the annual meeting of stockholders of A. O. Smith Corporation to be held on April 8, 2002, at 10:30 a.m. Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, or at any adjournment thereof, and there to vote all shares of Class A Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
    BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
                              PROPOSALS 1, 2 AND 3.


   PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE AND RETURN THE
                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                      See reverse for voting instructions.

                                                                       COMPANY #
                                                                       CONTROL #
THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY TELEPHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on April 5, 2002.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
-    Follow the simple instructions the voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/aos/ -- QUICK *** EASY *** IMMEDIATE

- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 5, 2002.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to A. O. SMITH CORPORATION, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.


    IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

                            \/ Please detach here \/




                   A. O. SMITH CORPORATION 2002 ANNUAL MEETING
                               VOTING INSTRUCTIONS

Voting Instructions to the Trustee: If no choices are marked below, the Trustee will vote FOR proposals 1, 2 and 3.

1.  Election of directors:     01  William F. Buehler    02  Kathleen J. Hempel     [__]  Vote FOR           [__]  Vote WITHHELD
                                                                                          all nominees             from all nominees
                                                                                          (except as marked)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE
THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)                              ____________________________________


2.  Proposal to approve the adoption of the A. O. Smith Combined Executive        [__]  FOR       [__]  AGAINST     [__] ABSTAIN
    Incentive Compensation Plan and reservation of 1,500,000 shares of
    Common Stock under the Plan:

    DIRECTORS RECOMMEND A VOTE FOR.

3.  Proposal to approve the ratification of Ernst & Young LLP as the independent  [__]  FOR       [__]  AGAINST     [__] ABSTAIN
    auditors of the corporation:

    DIRECTORS RECOMMEND A VOTE FOR.


                                                                                        Date    ____________________________________

Address change?  Mark Box    [__]
Indicate changes below:
                                                                                  __________________________________________________
                                                                                  Signature(s) in Box
                                                                                  Please sign exactly as your name appears on this
                                                                                  proxy. When signing as attorney, executor,
                                                                                  administrator, trustee or guardian, please give
                                                                                  full title as such.

                             A. O. SMITH CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                              MONDAY, APRIL 8, 2002
                             10:30 A.M. EASTERN TIME

                                  HOTEL DU PONT
                             11TH AND MARKET STREETS
                           WILMINGTON, DELAWARE 19801










                             A. O. SMITH CORPORATION

           VOTING INSTRUCTIONS TO THE MARSHALL & ILSLEY TRUST COMPANY
                        TRUSTEE OF THE A. O. SMITH PROFIT
                             SHARING RETIREMENT PLAN

          THIS VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE TRUSTEE

The undersigned hereby directs the Marshall & Ilsley Trust Company, Trustee of the A. O. Smith Profit Sharing Retirement Plan, to vote the shares of A. O. Smith Corporation Common Stock allocated to the undersigned's account in said Trust at the Annual Meeting to be held on April 8, 2002, and all adjournments.

VOTING INSTRUCTIONS TO THE TRUSTEE: IF NO CHOICES ARE MARKED, THE TRUSTEE WILL VOTE FOR PROPOSALS 1, 2 AND 3.

   PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE AND RETURN THE
                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                      See reverse for voting instructions.